SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
 |_| Preliminary Proxy Statement           |_| Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
 |X| Definitive Proxy Statement
 |_| Definitive Additional Materials
 |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               CELGENE CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):
|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

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|_| Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

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(3) Filing Party:

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(4) Date Filed:

--------------------------------------------------------------------------------

                              CELGENE CORPORATION
                              7 Powder Horn Drive
                           Warren, New Jersey 07059



                                                          May 24, 1999



Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 1999 Annual Meeting of Stockholders of Celgene Corporation. The Annual Meeting will be held on Tuesday, June 22, 1999, beginning at 1:00 p.m., local time, at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on the Company's operation.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and return the enclosed proxy card promptly.

     We appreciate your investment in Celgene Corporation and urge you to return your proxy card as soon as possible.



                                             Sincerely,


                                             John W. Jackson
                                             Chairman of the Board and
                                             Chief Executive Officer

                              CELGENE CORPORATION
                              7 Powder Horn Drive
                           Warren, New Jersey 07059

                               ----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

     The Annual Meeting of Stockholders of CELGENE CORPORATION (the "Company") will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 26th floor, New York, New York 10036 on June 22, 1999, at 1:00 p.m., local time, for the following purposes:

   1. to elect nine directors;

   2. to amend the 1995 Non-Employee Directors' Incentive Plan ("Directors' Option Plan") to (a) increase the number of shares that may be issued upon exercise of options granted thereunder from 350,000 shares to 600,000 shares and (b) provide for a discretionary grant upon the date of each annual meeting of an additional option to purchase up to 5,000 shares to a non-employee director who serves as a member (but not a chairman) of a committee of the Board of Directors and up to 10,000 shares to a non-employee director who serves as the chairman of a committee of the Board of Directors;

   3. to ratify the appointment of KPMG LLP as the independent certified public accountants of the Company for the fiscal year ending December 31, 1999; and

   4. to transact any such other business as may properly come before the Meeting and at any adjournment thereof.

     The Board of Directors has fixed the close of business on May 3, 1999 as the record date for determining stockholders entitled to notice of and to vote at the meeting.

   A proxy and return envelope are enclosed for your convenience.

                                             By order of the Board of Directors
                                             JOHN W. JACKSON
                                             Chairman of the Board and
                                             Chief Executive Officer

   May 24, 1999



                            YOUR VOTE IS IMPORTANT
                   Please mark, sign, and date the enclosed
                       proxy card and return it promptly
               in the enclosed self-addressed, stamped envelope.

                              CELGENE CORPORATION
                              7 Powder Horn Drive
                           Warren, New Jersey 07059

                               ----------------
                                PROXY STATEMENT
                               ----------------

     This Proxy Statement is furnished to the stockholders of Celgene Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Meeting" or "Annual Meeting") of the Company to be held on June 22, 1999, and at any adjournment thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement will commence on or about May 24, 1999.

     Only stockholders of record at the close of business on May 3, 1999, the record date for the Annual Meeting, will be entitled to notice of and to vote at the Meeting. On the record date the Company had outstanding 16,901,546 shares of common stock, par value $.01 per share (the "Common Stock"), which are the only securities of the Company entitled to vote at the Annual Meeting, each share being entitled to one vote.

     Stockholders who execute proxies may revoke them by giving written notice to the Chief Executive Officer of the Company at any time before such proxies are voted. Attendance at the Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Meeting at any time prior to the voting of the proxy.

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Meeting, other than the election of directors, the amendment to the Directors' Option Plan and the confirmation of the appointment of the independent certified public accountants of the Company for the current fiscal year. However, if other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

     The Company will bear the cost of the Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, directors, officers, and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy material to their principals, and the Company will reimburse them for their expenses. In addition, the Company has retained D.F. King & Co., Inc. of New York, New York, a proxy solicitation organization, to assist in the solicitation of proxies. D.F. King's fee is estimated to be $5,000, plus reasonable out-of-pocket expenses.

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by the Board of Directors of the Company intend to vote FOR the nominees for election as directors of the Company listed herein, FOR the amendment of the Directors' Option Plan described herein and FOR the ratification of the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 1999.

     Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved. Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality vote, but abstentions will, in effect, be votes against the ratification of the selection of independent public accountants, as this item requires the affirmative vote of the shares present and eligible to vote on such matters. Since approval of the proposed amendment to the Directors' Option Plan requires the affirmative vote of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting, both abstentions and broker non-votes will, in effect, be votes against such matter.

                   MATTERS TO COME BEFORE THE ANNUAL MEETING
                      PROPOSAL ONE: ELECTION OF DIRECTORS

     At the Annual Meeting, nine directors are to be elected, each to hold office (subject to the Company's By-Laws) until the next annual meeting and until his successor has been elected and qualified. Pursuant to the Company's By-Laws, the Board of Directors has fixed the number of directors at nine. Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting. There are no family relationships between any of the directors and executive officers of the Company. The information concerning the nominees and their security holdings has been furnished by them to the Company.


                  Name                     Age                          Position
---------------------------------------   -----   ---------------------------------------------------
John W. Jackson .......................   54      Chairman of the Board and Chief Executive Officer
Sol J. Barer, Ph.D. ...................   51      President, Chief Operating Officer, and a Director
Frank T. Cary .........................   78      Director
Arthur Hull Hayes, Jr., M.D. ..........   66      Director
Richard C.E. Morgan ...................   54      Director
Walter L. Robb, Ph.D. .................   71      Director
Lee J. Schroeder ......................   70      Director
Gilla Kaplan, Ph.D. ...................   51      Director
Jack L. Bowman ........................   66      Director

----------

     John W. Jackson has been Chairman of the Board and Chief Executive Officer of the Company since January 1996. Mr. Jackson was founder and President of Gemini Medical, a consulting firm which specialized in services and investment advice to start-up medical device and biotechnology companies, from February 1991 to January 1996. Previously, Mr. Jackson had been President of the worldwide Medical Device Division of American Cyanamid, a major pharmaceutical company, from February 1986 to January 1991 and served in various international positions, including Vice President-International for American Cyanamid from 1978 to 1986. Mr. Jackson served in several human health marketing positions at Merck & Company, a major pharmaceutical company, from 1971 to 1978.

     Sol J. Barer has been President of the Company since October 1993 and Chief Operating Officer and a director of the Company since March 1994. Dr. Barer was Senior Vice President--Science and Technology and Vice President/General Manager--Chiral Products of the Company from October 1990 to October 1993 and Vice President--Technology of the Company from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic and physical chemistry from Rutgers University.

     Frank T. Cary has been Chairman of the Executive Committee of the Board of Directors of the Company since July 1990 and has been a director of the Company since 1987. From 1973 to 1981, Mr. Cary was Chairman of the Board and Chief Executive Officer of International Business Machines Corporation. Mr. Cary also is a director of Cygnus Therapeutic Systems Inc., ICOS Corporation, Lincare Inc., Lexmark International Inc., Vion Pharmaceuticals Inc. and Teltrend, Inc.

     Arthur Hull Hayes, Jr., a director of the Company since 1995, has been President and Chief Operating Officer of MediScience Associates, Inc., a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, since July 1991. Dr. Hayes has also been a partner in Issue Sphere, a public affairs firm that focuses on health science issues, since November 1995, as well as a professor in medicine, pharmacology and family and community medicine at New York Medical College and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG and from 1981 to 1983 was Commissioner of the U.S. Food and Drug Administration. Dr. Hayes also is a director of Myriad Genetics, Inc., NaPro BioTherapeutics, Inc. and Premier Research Worldwide.

     Richard C.E. Morgan, a director of the Company since 1987, has been the Managing Member of Amphion Partners LLC (formerly Wolfensohn Partners, L.P.), since 1986. Between January 1996 and January 1998, Mr. Morgan was a partner of Jackson Hole Management Company, Inc. Mr. Morgan also is Chairman of the Board of Directors of AXCESS, Inc., Chairman of the Board of Directors of Quidel Corp., a director of Indigo, N.V. and a director of Orbis International, Inc.

     Walter L. Robb, a director of the Company since 1992, has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Mr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Mr. Robb also is Chairman of the Board of Directors of Capital District Sports and a director of Marquette Electronics, Inc., Cree Research Inc., Neopath, Inc., and Mechanical Technology, Inc.

     Lee J. Schroeder, a director of the Company since 1995, has been President of Lee Schroeder & Associates, Inc., pharmaceutical business consultants, since 1985. Mr. Schroeder was President of Fox Meyer Lincoln from 1983 to 1985, and was an Executive Vice President of Sandoz, Inc. from 1981 to 1983. Mr. Schroeder also is a director of Bryan LGH Hospital, MGI Pharmaceutical, Inc., Ascent Pediatrics, Inc. and Interneuron Pharmaceuticals, Inc.

     Gilla Kaplan, Ph.D., a director of the Company since April 1998, is an immunologist in the Laboratory of Cellular Physiology and Immunology at The Rockefeller University in New York where she was appointed Assistant Professor in 1985 and Associate Professor in 1990. Dr. Kaplan is a member of numerous professional societies and has been the organizer of several major symposia on tuberculosis. Dr. Kaplan has served as an advisor to the Global Program for Vaccines and Immunization of the World Health Organization, has participated in several NIH peer review panels, and is on the Editorial Board of Microbial Drug Resistances, and Tubercle and Lung Disease. Dr. Kaplan is the author of more than 100 scientific publications and has received international recognition for her work. In 1995, she gave the Special Honorary Lecture at the American Society for Microbiology and in 1997 was appointed a Fellow of the American Academy of Microbiology.

     Jack L. Bowman, a director of the Company since April 1998, served as Company Group Chairman of Johnson & Johnson from 1987 to 1994. From 1983 to 1987, Mr. Bowman served as Executive Vice President of American Cyanamid. Mr. Bowman is also a director of NeoRx Corporation, Cell Therapeutics, Inc., CytRx Corporation, Cellegy Pharmaceuticals and Targeted Genetics.

                           -------------------------

     The Company's By-Laws provide that nominations for the election of directors may be made at any annual meeting of the stockholders: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth below.

     In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

     To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy
(70) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to
Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.


Security Ownership of Certain Beneficial Owners and Management

     The table below sets forth the beneficial ownership of the Common Stock as of March 31, 1999 (i) by each director, (ii) by each of the named executive officers (iii) by all directors and executive officers of the Company as a group, and (iv) by all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock.


                                               Amount and
                                                Nature of
                                               Beneficial          Percent
                 Name                           Ownership          of Class
--------------------------------------   ----------------------   ---------
John W. Jackson ......................           305,733(1)(2)        1.8%
Sol J. Barer, Ph.D. ..................           250,761(2)           1.5%
Frank T. Cary ........................           118,000(1)             *
Arthur Hull Hayes, Jr., M.D. .........            35,000(1)             *
Richard C.E. Morgan ..................           320,055(1)(3)        1.9%
Walter L. Robb, Ph.D. ................            97,000(1)             *
Lee J. Schroeder .....................            46,000(1)             *
Gilla Kaplan .........................            20,000(1)             *
Jack L. Bowman .......................             6,000(1)             *

                                                             Amount and
                                                              Nature of
                                                             Beneficial        Percent
                         Name                                 Ownership       of Class
------------------------------------------------------   ------------------   ---------
All directors and current executive officers of
 the Company as a group (nine persons) ...............        1,251,949(4)        7.1%
Donald P. Moriarty and
William P. Scully(5) .................................        1,355,505(5)        8.0%
 c/o McGrath, Doyle & Phair
 150 Broadway
 New York, NY 10038
Frontier Capital Management Company, Inc.(6) .........          938,050(6)        5.6%
 99 Summer Street
 Boston, MA 02110


     ----------

* Less than one percent (1%).

(1) Includes shares of Common Stock which the directors and executive officers have the right to acquire through the exercise of options within 60 days of March 31, 1999, as follows: John W. Jackson--283,333; Sol J. Barer --250,746; Frank T. Cary--81,000; Arthur Hull Hayes, Jr.--35,000; Richard C.E. Morgan--61,000 shares; Walter L. Robb--54,000; Lee J. Schroeder--46,000; Gilla Kaplan--20,000; Jack Bowman--5,000. Does not include shares of Common Stock which the directors and executive officers had the right to acquire through the exercise of options not exercisable within 60 days of March 31, 1999, as follows: John W. Jackson-- 136,667; Sol J. Barer--68,334; Frank T. Cary--10,000; Arthur Hull Hayes, Jr.--15,000; Richard C.E. Morgan--10,000; Walter L. Robb--10,000; Lee J. Schroeder--10,000; Gilla Kaplan--16,700; and Jack L. Bowman--16,700.

(2) Includes with respect to Mr. Jackson, 400 shares owned by the son of Mr. Jackson, as to which shares Mr. Jackson disclaims beneficial ownership; includes with respect to Dr. Barer, 15 shares owned by the daughter of Dr. Barer, as to which shares Dr. Barer disclaims beneficial ownership.

(3) Includes 252,055 shares of Common Stock owned by Amphion Ventures, L.P. of which Amphion Partners, LLC is the general partner. Mr. Morgan is a managing member of Amphion Ventures, LLC. Mr. Morgan's indirect pecuniary interest in these shares of Common Stock, within the meaning of Rule 16a-1(a)(2)(ii)(B) under the Securities Exchange Act of 1934, is significantly less than the amount disclosed. Mr. Morgan otherwise disclaims beneficial ownership of such shares of Common Stock owned by Amphion Ventures, L.P.

(4) Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes.

(5) Information regarding Donald P. Moriarty and William P. Scully was obtained from a Schedule 13D, as amended, filed by them with the Securities and Exchange Commission. Such Schedule 13D states that Messrs. Moriarty and Scully are deemed to be the beneficial owners of and to have shared dispositive power over all such shares of Common Stock, and that such shares are held by Mr. Moriarty, Mr. Scully, their family members, and Twin Oaks Partners, a partnership in which Messrs. Moriarty and Scully are general partners.

(6) Information regarding Frontier Capital Management Company, Inc. was obtained from a Schedule 13G, filed by it with the Securities and Exchange Commission. Such Schedule 13G states that Frontier Capital Management Company, Inc. is the beneficial owner of and has the sole dispositive power over all such shares of Common Stock.

Director Compensation

     Directors do not receive salaries or cash fees for serving as directors nor do they receive any cash compensation for serving on committees; however, all members of the Board of Directors who are not employees of the Company ("Non-Employee Directors") are reimbursed for their expenses for each meeting attended and are eligible to receive stock options pursuant to the 1995 Non-Employee Directors' Option Plan (the "Directors' Option Plan").

     The Directors' Option Plan was adopted by the Board of Directors on April 5, 1995, and approved by the Company's stockholders at the 1995 Annual Meeting of Stockholders. At the annual meeting of the Company held in 1997, the Directors' Option Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 250,000 shares to 350,000 shares. The Directors' Option Plan currently provides for the granting to Non-Employee Directors of non-qualified options to purchase an aggregate of not more than 350,000 shares (subject to adjustment in certain circumstances) of Common Stock.

     Under the Directors' Option Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 20,000 shares of Common Stock, and each new Non-Employee Director upon the date of his election or appointment will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date.

     All options granted pursuant to the Directors' Option Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter a director is removed without cause (as defined) or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     In 1998, pursuant to the Directors' Option Plan, each of Messrs. Cary, Hayes, Morgan, Robb and Schroeder received an option to purchase 10,000 shares of Common Stock at an exercise price of $10.688 per share, the fair market value of the stock on the date of the grant. Dr. Kaplan and Mr. Bowman each received an option to purchase 20,000 shares of common stock at an exercise price of $10.625 as new Non-Employee Directors and 1,700 shares at an exercise price of $10.688 as the pro-rata share for time served since the date of the last annual meeting.


Board Committees and Membership

     The Company has an Executive Committee of the Board of Directors, whose current members are Frank T. Cary, Chairman, Sol J. Barer, John W. Jackson and Richard C. E. Morgan. The Executive Committee held one meeting in 1998. The Executive Committee has and may exercise all of the powers and authority of the full Board of Directors of the Company, subject to certain exceptions.

     The Company has an Audit Committee of the Board of Directors, consisting entirely of outside directors, the current members of which are Walter L. Robb, Chairman, Arthur Hull Hayes, Jr. and Gilla Kaplan. The Audit Committee held one meeting in 1998. The Board of Directors has delegated to the Audit Committee the following duties: reviewing with the independent auditors the plans and results of the audit engagement; reviewing the adequacy, scope, and results of the internal accounting controls and procedures; reviewing the degree of independence of the auditors; reviewing the auditors' fees; and recommending the engagement of auditors to the full Board of Directors.

     The Company has a Management Compensation and Development Committee (the "Compensation Committee") of the Board of Directors, whose current members are Richard C.E. Morgan, Chairman, Frank T. Cary, Jack L. Bowman and Lee J. Schroeder. The Compensation Committee held two meetings in 1998. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of the Company's 1986 Stock Option Plan, 1992 Long-Term Incentive Plan and the 1998 Long-Term Incentive Plan and to grant options outside of these plans and (ii) the authority to review all matters relating to the personnel of the Company.

     The Company does not have a nominating committee. The Board of Directors held six meetings during 1998. During 1998, all of the directors attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10 percent of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the Securities and Exchange Commission. Due to an administrative oversight, Messrs. Cary, Hayes, Morgan, Robb, Schroeder, Bowman and Ms. Kaplan were not able to timely file forms required with respect to the automatic grant of options in 1998 under the Non-Employee Directors' Incentive Plan and Messrs. Jackson and Barer were not able to timely file forms with respect to options granted in 1998 to each of them under the Company's 1992 Long-Term Incentive Plan.


RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES
                       ---

                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table sets forth information about the compensation paid, or payable, by the Company for services rendered in all capacities to the Chief Executive Officer of the Company and each of the most highly paid executive officers of the Company who earned more than $100,000, for each of the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996 in which such officers were executive officers for all or part of the year.


                                                            Annual
                                                         Compensation
                                     ----------------------------------------------------
                                                                              Other
           Name and                                                          Annual
      Principal Position       Year     Salary ($)        Bonus ($)     Compensation ($)
----------------------------- ------ ---------------- ---------------- ------------------
John W. Jackson ............. 1998       285,000             79,800          19,200
 Chairman and                 1997       270,000             97,200           9,500(3)
 Chief Executive              1996       243,429(1)         105,625(2)        4,750(3)
 Officer
Sol J. Barer, Ph.D. ......... 1998       243,333             51,100          19,200
 President and Chief          1997       232,500             63,647           9,500(3)
 Operating Officer            1996       216,667             50,000           4,750(3)

                                               Long Term
                                             Compensation
                              -------------------------------------------
                                Restricted    Securities     All Other
           Name and                Stock      Underlying      Compen-
      Principal Position       Award(s) ($)    Options #     sation ($)
----------------------------- -------------- ------------ ---------------
John W. Jackson .............       0           100,000        13,390(4)
 Chairman and                       0                 0        13,390(4)
 Chief Executive                    0           250,000             0
 Officer
Sol J. Barer, Ph.D. .........       0            50,000             0
 President and Chief                0                 0             0
 Operating Officer                  0            72,500             0

----------
(1) Mr. Jackson commenced his employment with the Company on January 11, 1996.

(2) Mr. Jackson's bonus consisted of $50,000 in cash and 5,000 shares of unrestricted stock, valued at $55,625 on the date of grant.

(3) Reflects matching contributions under the Company's 401K plan.

(4) Reflects life insurance premiums for a life insurance policy for Mr.
    Jackson.


Employment Agreements and Termination of Employment Arrangements

     John W. Jackson and Sol J. Barer (each an "Executive") are employed pursuant to substantially similar employment agreements (collectively, the "Employment Agreements") providing for their continued employment until September 30, 2000 (the period during which Executive is employed is referred to as the "Employment Period"). The Employment Period shall be automatically renewed for successive one-year terms unless the Company or Executive gives written notice to the other at least one year prior to the expiration of the Employment Period. The Employment Agreements provide Messrs. Jackson and Barer with a base salary (which may be increased by the Board of Directors, or a committee thereof) of $270,000 and $235,000, respectively, per annum. In addition, each of the Employment Agreements provides for an annual bonus in such amount as may be determined by the Board of Directors, or a committee thereof. The Employment Agreements also provide that Messrs. Jackson and Barer are entitled to continue to participate in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to the Company's employees. Each of the Employment Agreements provides that if the Executive is terminated by the Company without cause, he shall be entitled to receive a lump-sum payment in an amount equal to the greater of (A) twelve months salary at the rate being paid on the date of such termination or (B) salary at such rate for the unexpired term of the Employment Agreement. Each Employment Agreement also provides that if Executive is terminated without cause or if Executive terminates his employment within 30 days of having actual knowledge of the occurrence of any of the following events: (i) Executive not maintaining his position with the Company as Chief Executive Officer (in the case of Mr. Jackson) and Chief Operating Officer (in the case of Mr. Barer), (ii) a significant change in the duties normally attached to such Executive's position, (iii) a good faith determination by such Executive that, as a result of a change in control, such Executive is unable to carry out the duties of such position and (iv) a breach by the Company of any material term of such Executive's Employment Agreement, the Executive shall be paid a lump-sum amount of cash equal to 2.99 times Executive's "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code").

     If during the two-year period following a change in control (as defined in the Company's 1992 Long-Term Incentive Plan) of the Company, (i) there is a change in an employee's title or a significant change in the nature or scope of his employment or duties and such person terminates his employment within 90 days following such change or (ii) an employee's employment by the Company is terminated without cause (as defined), then all of the options held by such employee then outstanding will become immediately and fully exercisable, and all restrictions applicable to restricted stock automatically will terminate.

Stock Options

     The following table sets forth information for each of the named executive officers with respect to the value of options exercised during the year ended December 31, 1998, and the value of outstanding and unexercised options held as of December 31, 1998. There were no stock appreciation rights exercised during 1998 and none were outstanding as of December 31, 1998.

Option Grants for Fiscal 1998

     The following table provides information concerning grants of stock options by the Company to the named executive officers in fiscal 1998.


                       OPTION GRANTS DURING FISCAL 1998


                                                                                            Potential Realizable
                                                                                                  Value at
                                      Number of      % of Total                            Assumed Annual Rates of
                                     Securities       Options                              Stock Price Appreciation
                                     Underlying       Granted        Exercise                  for Option Term
                           Date of     Options    to Employees in   Price Per   Expiration -----------------------
           Name             Grant    Granted(1)       1998(2)         Share      Date(3)        5%         10%
------------------------- --------- ------------ ----------------- ----------- ----------- ----------- -----------
John W. Jackson ......... 1/30/98     100,000            22%           8.563     1/30/08    $428,075    $856,200
Sol J. Barer ............ 1/30/98      50,000            11%           8.563     1/30/08    $214,038    $428,100

----------

(1) All options granted in 1998 were granted pursuant to the Company's 1992 Long-Term Incentive Plan. The grant to Mr. Jackson is exercisable in annual increments of 33-1/3% of the total grant, beginning on the first anniversary of the date of grant. The grant to Dr. Barer is also exercisable in annual increments of 33-1/3% of the total grant, beginning on the first anniversary of the date of grant. All options were granted at the fair market value of Common Stock on the effective date of grant.

(2) The total number of options granted to employees in 1998 was 456,870.

(3) Each option is subject to earlier termination if the officer's employment with the Company is terminated.

Option Exercises and Values for Fiscal 1998

     The following table provides information concerning options exercised in fiscal 1998 by the named executive officers and the value of such officers' unexercised options at December 26, 1998.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


                                                                              Number of
                                                                        Securities Underlying         Value of Unexercised
                                                                         Unexercised Options          In-the-Money Options
                                    Shares                               at Fiscal Year-End          at Fiscal Year-End(1)
                                   Acquired                         ----------------------------- ----------------------------
             Name              on Exercise ($)   Value Realized ($)  Exercisable   Unexercisable   Exercisable   Unexercisable
----------------------------- ----------------- ------------------- ------------- --------------- ------------- --------------
John W. Jackson .............        --                 --            283,333         66,667       $  805,064      $454,136
Sol J. Barer, Ph.D. .........        --                 --            250,746         33,334       $1,289,901      $227,071

----------

(1) Represents the difference between the closing market price of the Common Stock as reported by Nasdaq on December 31, 1998 of $15.375 per share and the exercise price per share of in-the-money options multiplied by the number of shares underlying the in-the-money options.


Compensation Committee Report on Executive Compensation

     The Compensation Committee determines the Company's executive compensation policies. The Compensation Committee determines the compensation of the Company's executive officers and approves and oversees the administration of incentive compensation programs for all employees including executive officers. The Compensation Committee is composed solely of outside directors.


Executive Compensation Policies and Programs

     The Company's executive compensation program is part of a company-wide program covering all employees. The program's goals are to attract, retain, and motivate employees, and it utilizes incentives such that employees and stockholders share the same risks. The compensation program is designed to link compensation to performance.

     A portion of each employee's compensation relates to the grant of stock options, and such grants are based on the successful attainment of strategic corporate, business unit, and individual goals. As the Company has not as yet attained significant commercial revenues, goals are set which relate to the successful attainment of strategic events.

     The Company does not have a pension plan or other capital accumulation program. Grants of stock options are therefore of great importance to executives as well as all employees. Any long-term value to be derived from such grants will be consistent with stockholder gains.

     Executive and employee compensation includes salary, employment-related benefits, and long-term incentive compensation:

     Salary. Salaries are set competitively relative to the biotechnology and pharmaceutical industries--industries with which the Company competes for its highly skilled personnel. Individual experience and performance is considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals.

     Benefits. All employees are eligible for similar benefits, such as health, disability, and life insurance.

     Long-Term Incentive Compensation. An incentive compensation program is established annually. The purpose of this program is to provide financial incentives to executives and employees to achieve annual corporate, business unit, and individual goals. The incentive program also aligns executive and employee interests with those of stockholders by using grants of stock options. Such grants vest over time thereby encouraging continued employment with the Company. The size of grants is tied to comparative biotechnology industry practices. To determine such comparative data, the Company relies on outside compensation consultants, the Company's auditors, and third party industry surveys.

     Under the Company's 1998 incentive program, it was agreed, subject to the achievement of certain goals in 1998 by the Company, that the Company would grant at a future date options to purchase shares of common stock. A similar incentive program has been designed for 1999 based on attainment of corporate, business unit, and individual goals. The program is open to all regular full-time employees, other than the executive officers of the Company.

     Chief Executive Officer Compensation. Pursuant to Mr. Jackson's contract with the Company entered into on September 30, 1997, Mr. Jackson received a base salary of $285,000 for 1998. Mr. Jackson also received a bonus of $79,800 for 1998. Factors considered in determining Mr. Jackson's bonus included the successful attainment of several important milestones in the development of the Company's products, as well comparisons to total compensation packages of chief executive officers at corporations within the Company's industry that are of comparable size.

                                         Members of the Compensation Committee
                                         Richard C.E. Morgan, Chairman
                                         Frank T. Cary
                                         Jack L. Bowman
                                         Lee J. Schroeder

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Richard C.E. Morgan, Chairman, Frank T. Cary, Jack L. Bowman and Lee J. Schroeder. Each is an outside director of the Company.

Performance Graph
     The following graph shows changes over the past five years in the value of $100 invested in: 1) the Company's Common Stock; 2) the Standard & Poor's 500 Index; and 3) the NASDAQ Pharmaceutical Index.

     The graph shows the value of $100 invested on December 31, 1993 in the Company's Common Stock or in one of the indexes, as applicable, including reinvestment of dividends, at December 31 for each of 1993-1998.

                                [GRAPH OMITTED]

               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG CELGENE CORPORATION, THE S & P 500 INDEX
                      AND THE NASDAQ PHARMACEUTICAL INDEX


              CELGENE CORPORATION                S&P 500              NASDAQ PHARMACEUTICAL
              -------------------                -------              ---------------------
12/93               $100                          $100                       $100
12/94                43                            112                         67
12/95               102                            153                        123
12/96                85                            189                        123
12/97                64                            252                        142
12/98               220                            294                        183

* $100 INVESTED ON 12/31/91 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31

     The foregoing graph is based on historical data and is not necessarily indicative of future performance. This graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A and 14C under the Exchange Act or to the liabilities of Section 18 under the Exchange Act.

                                 PROPOSAL TWO:
                          APPROVAL OF AN AMENDMENT TO
                THE 1995 NON-EMPLOYEE DIRECTORS' INCENTIVE PLAN

     The stockholders of the Company are asked to approve an amendment to the Company's 1995 Non-Employee Directors' Incentive Plan (the "Directors' Option Plan") to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 350,000 to 600,000. The Directors' Option Plan was adopted by the Board of Directors on April 5, 1995 and approved by the Company's stockholders at the 1995 Annual Meeting of Stockholders. At the annual meeting of the Company held in 1997, the Directors' Option Plan was amended to increase the number of shares of the Company's Common Stock that may be issued upon exercise of options granted thereunder from 250,000 shares to 350,000 shares. The affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock present and entitled to vote at the annual meeting is required to approve the amendment of the Directors' Option Plan.

Background of the Proposal to Amend the Directors' Option Plan

     As of March 31, 1999, options to purchase 317,400 shares of Common Stock have been granted under the Directors' Option Plan at exercise prices based on the fair market value of the shares of the Company's Common Stock ranging from $5.75 to $15.00. Of the options granted, none has been canceled, leaving a total of 32,600 available for future grants out of the aggregate of 350,000 shares of Common Stock authorized for grant under the Directors' Option Plan. As of May 17, 1999, the closing price of a share of Common Stock was $19.00. Options may be granted under the Directors' Option Plan through June 16, 2005. Accordingly, the Board of Directors recommends that stockholders approve the amendment of the Directors' Option Plan as described below. The Board of Directors approved the amendment of the Directors' Option Plan on April 20, 1999, subject to the approval of stockholders.

Summary of the Directors' Option Plan

     The following is a brief summary of the principal provisions of the Directors' Option Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Directors' Option Plan set forth in Exhibit A hereto.

     The Directors' Option Plan currently provides for the granting of non-qualified options to purchase an aggregate of not more than 350,000 shares (subject to adjustment in certain circumstances) of Common Stock to Non-Employee Directors. As amended, the maximum number of shares of Common Stock as to which options may be granted under the Directors' Option Plan increases to not more than 600,000 shares. The Directors' Option Plan is designed to provide a means of giving existing and new Non-Employee Directors an increased opportunity to acquire an investment in the Company, thereby maintaining and strengthening their desire to remain with the Company's Board of Directors and stimulating their efforts on the Company's behalf. It is also expected that the Directors' Option Plan will encourage qualified persons to become directors of the Company.

     Under the Directors' Option Plan, each Non-Employee Director as of April 5, 1995 was granted a non-qualified option to purchase 20,000 shares of Common Stock, and each new Non-Employee Director upon the date of his election or appointment was or will be granted a non-qualified option to purchase 20,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a director.

     Upon the date of each Annual Meeting of Stockholders, each Non-Employee Director is granted a non-qualified option to purchase 10,000 shares of Common Stock (or a pro rata portion thereof if the director did not serve the entire year since the date of the last annual meeting). As amended, the Directors' Option Plan provides that upon the date of each Annual Meeting of Stockholders, the Board of Directors at their sole discretion may also grant

(i) a non-qualified option to purchase up to 10,000 shares of Common Stock to a non-employee director who served as the chairman of a committee of the Board of Directors and (ii) a non-qualified option to purchase up to 5,000 shares of Common Stock to a non-employee director who served as a member of a committee of the Board of Directors but not as the chairman of any committee of the Board of Directors. These options vest in full on the date of the first Annual Meeting of Stockholders held following the date of the grant, assuming the Non-Employer Director is a director on that date.

     All options granted pursuant to the Directors' Option Plan will expire no later than 10 years from the date of grant and no options may be granted after June 16, 2005. If a Non-Employee Director terminates his service on the Board of Directors for any reason, options which were exercisable on the date of termination and which have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years thereafter, a director is removed without cause (as defined) or is not nominated for election by the Company's stockholders, all unvested portions of a stock option will automatically vest.

     The Directors' Option Plan is administered by the Board of Directors which has the full and final authority to interpret the Directors' Option Plan and to adopt and amend such rules and regulations for the administration of the Directors' Option Plan as the Board may deem desirable. In addition, the Board of Directors has the right to amend, suspend, or terminate the Directors' Option Plan at any time; provided, however, that unless first duly approved by the holders of Common Stock entitled to vote thereon, no amendment or change may be made in the Directors' Option Plan: (i) increasing the maximum number of shares for which options may be granted under the Directors' Option Plan; (ii) reducing the purchase price previously specified for the shares subject to options; (iii) extending the period during which options may be granted or options exercised under the Directors' Option Plan; or (iv) changing the class of persons eligible to receive options under the Directors' Option Plan.

     The Directors' Option Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Directors' Option Plan is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code. Options granted under the Directors' Option Plan are "non-qualified" stock options and are not intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code.

Certain Federal Income Tax Consequences

     The principal federal income tax consequences with respect to stock options granted or to be granted pursuant to the Directors' Option Plan are summarized below. The following discussion does not set forth any state or local tax consequences that may be applicable. Individuals are urged to obtain professional advice regarding the applicability of federal, state, and local tax laws to them.

     The options granted or to be granted under the Directors' Option Plan do not and will not qualify as incentive stock options and are herein referred to as non-qualified stock options. An optionee will realize no income at the time he is granted a non-qualified stock option. Such conclusion is predicated on the assumption that, under existing Treasury Department regulations, a non-qualified stock option, at the time of its grant, has no readily ascertainable fair market value. Except with respect to the exercise of a non-qualified stock option for stock which is 'not transferable' and subject to a 'substantial risk of forfeiture,' as described below, ordinary income will be realized when a non- qualified stock option is exercised. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the option price. The optionee's holding period with respect to the shares acquired will begin on the date of exercise.

     Special rules are applicable to stock which is "not transferable" and subject to a "substantial risk of forfeiture." In general, such stock (i) is subject to a substantial risk of forfeiture if the optionee's right to full enjoyment of the stock is conditioned upon the future performance of substantial services and (ii) is not transferable if a transferee would take the stock subject to the same restrictions. Stock acquired pursuant to the exercise of an option as to which a service requirement is imposed could be so treated.

     Unless the optionee elects to be taxed at the time of exercise (an "83(b) election"), the optionee will recognize ordinary income on the first day that the stock is either transferable or not subject to a substantial risk of forfeiture. In the case of any other stock subject to a service requirement, this will depend on the individual facts and circumstances. The ordinary income in such case will be the excess of the fair market value of the stock on such date over the option price and the optionee's holding period will begin on that day.

     An optionee who makes an 83(b) election will recognize ordinary income on the date of exercise equal to the excess of the fair market value of such stock at the time of exercise over the option price. The optionee's holding period with respect to such stock will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either long term or short term capital gain or loss, depending on the optionee's holding period for the stock disposed of.

     In addition, any officers and directors of the Company subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special tax rules regarding the income tax consequences concerning their non-qualified options. A participant subject to Section 16(b) should consult his or her tax advisor as to whether, as a result of Section 16(b) of the Securities Exchange Act of 1934 and Section 83 of the Internal Revenue Code and the regulations thereunder, the timing of income recognition is deferred to any period following exercise of an option (e.g., the six month period following such exercise).

     The Company will be entitled, subject to rules regarding reasonableness of compensation, to a deduction for Federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option. The deduction will be allowed for the taxable year of the Company in which or with which ends the taxable year of the optionee in which such ordinary income is recognized.

RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                           ---

                                PROPOSAL THREE:
                             INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP, independent certified public accountants, to audit the books and records of the Company for the current year. The affirmative vote of a majority of the shares voted at the Annual Meeting is required for the ratification of the Board of Directors' selection of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

     Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR THE ADOPTION OF THIS PROPOSAL
                           ---

                             STOCKHOLDER PROPOSALS

     Stockholders of the Company wishing to include proposals in the proxy material in relation to the annual meeting of the Company to be held in 2000 must submit the same in writing so as to be received at the executive office of the Company on or before January 15, 2000. If notice of a stockholder proposal is not received by the Company on or before April 1, 2000, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to stockholders' proposals.


                                 OTHER MATTERS

     Upon written request addressed to the Company's Secretary at 7 Powder Horn Drive, Warren, New Jersey 07059 from any person solicited herein, the Company will provide, at no cost, a copy of the Form 10-K Annual Report filed with the Commission for the fiscal year ended December 31, 1998.

     The Board of Directors of the Company does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

                                         By Order of the Board of Directors,
                                         JOHN W. JACKSON
                                         Chairman of the Board and
                                         Chief Executive Officer

     May 24, 1999

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                                      EXHIBIT A


                              CELGENE CORPORATION
                  1995 NON EMPLOYEE DIRECTORS' INCENTIVE PLAN
                   Amended and restated as of June 22, 1999

                   (Provisions which are subject to approval
                    by stockholders are shown in italics.)

1. Purpose
     The purpose of the Celgene Corporation 1995 Non Employee Directors' Incentive Plan (the "Plan") is to secure for Celgene Corporation (the "Corporation") and its stockholders the benefits of the incentive inherent in increased ownership of common stock, par value $.01 per share (the "Common Stock"), of the Corporation by the members of the Board of Directors (the "Board") of the Corporation who are not employees of the Corporation or any of its subsidiaries (as defined under Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code") ("Non Employee Directors"). It is expected that such ownership will provide such Non Employee Directors with a more direct stake in the future welfare of the Corporation and encourage them to remain directors of the Corporation. It is also expected that the Plan will encourage qualified persons to become directors of the Corporation.

2. Administration
     The Plan shall be administered by the Board, and in connection therewith, the Board shall have all the powers vested in it by the terms of the Plan, including authority (within the limitations described herein) to make grants under the Plan and prescribe the form of the agreements embodying awards of stock options made under the Plan (the "Options"). Subject to the provisions of the Plan, the Board shall have the power to construe the Plan, to determine all questions arising under the Plan, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by such member or by any other member of the Board in connection with the Plan, except for such member's own willful misconduct, gross negligence, or as expressly provided by statute.

3. Amount of Stock
     The maximum number of shares of Common Stock which may be issued pursuant to the Plan shall not exceed 600,000 shares of Common Stock, subject to adjustment as provided in Section 9. The Common Stock to be issued may be either authorized and unissued shares or previously issued shares acquired or to be acquired by the Corporation and held in treasury. Any shares subject to an Option which for any reason expires or is terminated unexercised may again be subject to a new Option.

4. Eligibility
     Each Non Employee Director shall be eligible to receive non qualified stock options in accordance with Section 5. Options granted under the Plan shall each be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan.

5. Grant of Options
     Each Option automatically shall be granted in accordance with the following terms and conditions:

     (a) upon the date of the initial approval of this Plan by the Board, each Non Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

     (b) upon the date of initial election or appointment as a member of the Board, each new Non Employee Director shall receive an Option to purchase 20,000 shares of Common Stock, subject to adjustment as provided in Section 9;

     (c) upon the date of the Annual Meeting of Stockholders of the Corporation to be held on June 16, 1995 (the "1995 Annual Meeting") or any adjournment or adjournments thereof, each Non Employee Director who has been reelected at the 1995 Annual Meeting and is continuing as a member of the Board as of the completion of the 1995 Annual Meeting shall receive an Option to purchase 6,000 shares of Common Stock, subject to adjustment as provided in Section 9;

     (d) each year after the 1995 Annual Meeting, upon the date of an Annual Meeting of Stockholders of the Corporation (each, an "Annual Meeting") each Non Employee Director who has been elected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting shall receive an Option to purchase 10,000 shares of Common Stock subject to adjustment as provided in Section 9; provided, however, that a Non Employee Director who has been elected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting but has not been a member of the Board during the entire period between such Annual Meeting and the prior Annual Meeting shall receive an Option to purchase that number of shares equal to the product of (i) 10,000 and (ii) a fraction, numerator of which is the number of days in the 12 month period immediately preceding such Annual Meeting during which such Non Employee Director was a Non Employee Director and the denominator is 365; and

     (e) each year on and after the Annual Meeting of Stockholders of the Corporation to be held on June 22, 1999 (the "1999 Annual Meeting"), upon the date of an Annual Meeting, the Board shall have the sole discretion to grant any Non Employee Director who has been elected at such Annual Meeting and is continuing as a member of the Board as of the completion of such Annual Meeting and, during the time period between such Annual Meeting and the prior Annual Meeting, who (i) has served on a committee of the Board (but who has not served as the chairman of a Board Committee), including but not limited to, the Executive Committee, the Audit Committee, and the Management Compensation and Development Committee (each, a "Board Committee"), an Option to purchase up to 5,000 shares of Common Stock and (ii) has served as the chairman of a Board Committee, an Option to purchase up to 10,000 shares of Common Stock, subject to adjustment as provided in Section 9.

6. Exercise Price
     The Option exercise price per share shall be 100% of the fair market value of a share of Common Stock on the date of grant, subject to adjustment as provided in Section 9. As used herein, fair market value shall be the closing price of the Common Stock on the date of determination (if the Common Stock is then traded on a national securities exchange or in the Nasdaq Stock Market, Inc.) or, if the Common Stock is not traded on the date of determination, on the last preceding date on which the Common Stock is traded.

7. Exercise of Options
     (a) No Option shall be exercisable until and unless the Plan is approved by the Corporation's stockholders at the 1995 Annual Meeting and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the earlier to occur of (i) the day after the 1995 Annual Meeting and
(ii) April 4, 1996. No Option to be granted on and after the 1999 Annual Meeting (i) in excess of the 350,000 maximum number of shares of Common Stock which may be issued pursuant to the Plan prior to amendment or (ii) pursuant to
Section 5(e) hereof shall be exercisable until and unless the amended and restated Plan is approved by the Corporation's stockholders at the 1999 Annual Meeting and, unless the Plan is so approved, all Options will terminate and be of no further force or effect on the earlier to occur of
(i) the day after the 1999 Annual Meeting and (ii) the date the amended and restated Plan is approved by the Board.

     (b) The Option granted pursuant to Section 5(a) or 5(b) shall vest in four equal annual installments, with the first installment vesting on the first anniversary of the date of grant if the holder thereof has been a Non Employee Director of the Corporation at all times since such date of grant. The Option granted pursuant to Section 5(c), 5(d) and 5(e) shall vest in full on the date of the first Annual Meeting held following the date of grant if the holder thereof has been a Non Employee Director of the Corporation at all times from such date of grant to the date of such Annual Meeting.

     (c) If a person shall cease to be a Non Employee Director for any reason ("Termination") while holding an Option that has not expired and has not been fully exercised, such person, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, exercise the Option with respect to any shares of Common Stock as to which it was exercisable on the date the person ceased to be such a Non Employee Director.

     (d) No Option or any part of an Option shall be exercisable:

         (i) after the expiration of 10 years from the date the Option was granted; and

         (ii) unless written notice of the exercise is delivered to the Corporation specifying the number of shares to be purchased, and payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise.

     (e) An Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code, and shall be exercisable during this lifetime only by the optionee, his or her guardian or legal representative, or the recipient thereof pursuant to a qualified domestic relations order.

8. Acceleration of Vesting
     (a) If Termination occurs within two years following a Change in Control (as defined in Section 8(b) hereof), an Option shall automatically be vested and immediately exercisable in full. In such event, notwithstanding the vesting provisions of Section 7, an Option recipient, or in the case of his or her death or adjudication of incompetency, his or her executors, administrators, distributees, guardian, or legal representative, as the case may be, may, at any time until the termination of such Option, purchase some or all of the shares covered by such recipient's Options.

     (b) For the purposes hereof, a change in control (a "Change in Control") shall be deemed to occur:

         (i) if any person within the meaning of Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended, other than the Corporation or any of its subsidiaries or any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), has become the beneficial owner, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, of 30 percent or more of the combined voting power of the Corporation's then outstanding voting securities; or

         (ii) when a majority of the directors elected at any special or annual meeting of stockholders are not individuals nominated by the Corporation's incumbent Board or when individuals who are members of the Board at any one time shall immediately thereafter cease to constitute a majority of the Board; or

         (iii) the merger, consolidation or other business combination of the Company (a "Transaction"), other than (A) a Transaction involving the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person is the beneficial owner of securities of the resulting entity representing more than 25 percent of the voting power of the resulting entity; or


         (iv) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company's assets other than the sale of all or substantially all of the assets of the Company to a subsidiary of the Company or to a person or persons who beneficially own, directly or indirectly, at least 50 percent or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

9. Adjustment Upon Changes in Capitalization
     (a) If dividends payable in Common Stock during any fiscal year of the Corporation exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such fiscal year, or if there is during any fiscal year of the Corporation one or more splits, subdivisions, or combinations of shares of Common Stock resulting in an increase or decrease by more than 5% of the shares outstanding at the beginning of the year, the number of shares subject to Options to be granted thereafter to Non Employee Directors pursuant to Section 5 shall be increased or decreased proportionately, as the case may be, and the number of shares deliverable upon the exercise thereafter of any Options theretofor granted shall be increased or decreased proportionately, as the case may be, without change in the aggregate purchase price. Common Stock dividends, splits, subdivisions, or combinations during any fiscal year which do not exceed in the aggregate 5% of the Common Stock issued and outstanding at the beginning of such year shall be ignored for purposes of the Plan. All adjustments shall be made as of the day such action necessitating such adjustment becomes effective.

     (b) In case the Corporation is merged or consolidated with another corporation, or in case all or substantially all of the property or stock of the Corporation is acquired by another corporation, or in case of a reorganization or liquidation of the Corporation, the Board, or the board of directors of any corporation assuming the obligations of the Corporation hereunder, shall either (i) make appropriate provisions for the protection of any outstanding Options by the substitution on an equitable basis of appropriate stock of the Corporation, or appropriate stock of the merged, consolidated, or otherwise reorganized corporation or (ii) give written notice to optionees that their Options, which will become immediately exercisable notwithstanding any waiting period otherwise prescribed by the Board, must be exercised within 30 days of the date of such notice or they will be terminated.

10. Miscellaneous Provisions
     (a) Except as expressly provided for in the Plan, no Non Employee Director or other person shall have any claim or right to be granted an Option under the Plan.

     (b) Nothing in the Plan or in any Option agreement shall confer any right to continue as a director of the Corporation or as a member of a Board Committee or interfere in any way with the right of the Corporation to remove such option holder or not to nominate such option holder for election as a director of the Corporation at any time.

     (c) The Corporation shall not be obligated to deliver any shares of Common Stock hereunder until there has been qualification under or compliance with such state or federal laws, rules or regulations as the Corporation may deem applicable.

     (d) Stock purchased pursuant to the exercise of an Option shall at the time of purchase be paid in full as follows:

         (i) in cash, or by check, bank draft or money order payable to the order of the Company;

         (ii) if the shares are traded on a national securities exchange, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate purchase price; or

         (iii) on such other terms and conditions as may be acceptable to the Board (which may include payment in full or in part by the transfer of shares owned by the Non Employee Director) and in accordance with applicable laws;

provided, however, that any shares of Common Stock so delivered shall have been beneficially owned by the optionee for a period of not less than six months prior to the date of exercise. Upon receipt of payment and such documentation as the Corporation may deem necessary to establish compliance with the Securities Act of 1933, as amended, the Corporation shall, without stock transfer tax to the optionee or other person entitled to exercise the Option, deliver to the person exercising the Option a certificate or certificates for such shares. It shall be a condition to the obligations of the Corporation to issue or transfer shares of Common Stock upon exercise of an Option, that the optionee (or any person entitled to act under Sections 7(c) and 7(e)) pay to the Corporation, upon its demand, such amount, if any, as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue shares of Common Stock. Such taxes may be paid in cash or by tender of the option holder or the withholding by the Corporation of the number of shares of Common Stock whose fair market value equals the amount required to be withheld.

     (e) A recipient of Options shall have no rights as a stockholder with respect to any shares issuable or transferable upon exercise thereof until the date a stock certificate is issued to him for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     (f) The expenses of the Plan shall be borne by the Corporation.

     (g) If an Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased optionee or by the guardian or legal representative of an optionee, the Corporation shall be under no obligation to issue stock thereunder unless and until the Corporation is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the optionee or of the deceased optionee's estate or the proper legatees or distributees of such estate.

11. Amendment or Discontinuance
     The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable including, but not limited to, amendments necessary to qualify for any exemption or to comply with applicable law or regulations; provided, however, that except as provided in Section 9, the Board may not, without further approval by the stockholders of the Corporation, increase the maximum number of shares of Common Stock as to which Options may be granted under the Plan, reduce the minimum Option exercise price described in Section 6, extend the period during which Options may be granted or exercised under the Plan or change the class of persons eligible to receive Options under the Plan. No amendment of the Plan shall materially and adversely affect any right of any holder of an Option with respect to any Option theretofore granted without the written consent of the holder of such Option.

12. Termination
     The Plan shall terminate upon the earlier to occur of (a) the adoption of a resolution of the Board terminating the Plan, (b) April 5, 2005, and (c) April 4, 1996 if the Plan has not been approved by the Corporation's stockholders at the 1995 Annual Meeting.

13. Effective Date of Plan
     The Plan shall become effective as of April 5, 1995, provided that the Corporation's stockholders shall have approved the Plan at the 1995 Annual Meeting. The amended and restated Plan shall become effective as of June 22, 1999, provided that the Corporation's stockholders shall have approved the Plan at the 1999 Annual Meeting. If the amended and restated Plan is not approved at the 1999 Annual Meeting, the Plan prior to being amended and restated shall remain in effect.

                                     PROXY

                              CELGENE CORPORATION


  The undersigned hereby appoints John W. Jackson and Sol J. Barer, and each of them, with power of substitution, to represent and to vote on behalf of the undersigned all of the shares of Celgene Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Proskauer Rose LLP, 26th floor, 1585 Broadway, New York, New York 10036 on Tuesday, June 22, 1999, at 1:00 p.m., local time, and at any postponements or adjournments thereof, hereby revoking all proxies heretofore given with respect to such stock, upon the following proposals more fully described in the notice of and proxy statement for the meeting (receipt of which is hereby acknowledged).


  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR (1), (2) AND (3)


                           (Please See Reverse Side)

[X]   Please mark your
      votes as in this
      example using
      dark ink only.

1. ELECTION OF DIRECTORS

              FOR all                 WITHHOLD
              nominees                AUTHORITY
     [ ]    listed below        [ ]    to vote
             (except as                for all
           marked to the              nominees
             contrary)                 listed

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME.

John W. Jackson, Sol J. Barer, Frank T. Cary, Richard C.E. Morgan, Walter L. Robb, Lee J. Schroeder, Arthur Hull Hayes, Jr., Gilla Kaplan and Jack Bowman


                                                 FOR     AGAINST    ABSTAIN
2. PROPOSAL TO APPROVE THE AMENDMENT OF          [ ]     [ ]        [ ]
   THE 1995 NON-EMPLOYEE DIRECTORS'
   INCENTIVE PLAN

3. PROPOSAL TO RATIFY THE APPOINTMENT OF         [ ]     [ ]        [ ]
   KPMG LLP AS THE INDEPENDENT CERTIFIED
   PUBLIC ACCOUNTANTS OF THE COMPANY FOR
   THE FISCAL YEAR ENDING DECEMBER 31,
   1999


4. In their discretion, upon such other matters as may properly come before the meeting

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
   MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
   DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1 AND FOR PROPOSALS
   2 AND 3.


    [ ]   I will attend     [ ]   I will not attend
           the meeting            the meeting

DATED: __________________________ , 1999

SIGNATURE ______________________________


NOTE: Please sign exactly as names appear on this proxy. Where shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized person. If a partnership, please sign in partnership name by an authorized person. Please mark, sign, date and return the proxy promptly using the enclosed envelope.